                                                                   Exhibit 99(d)

================================================================================


                          INVESTOR'S RIGHTS AGREEMENT


                          dated ________________, 2000


                                     among


                        GROUP MAINTENANCE AMERICA CORP.

                                      and

                                  BOSS II, LLC


================================================================================

                                TABLE OF CONTENTS
                                -----------------

                                                                           Page
                                                                           ----

SECTION 1.  DEFINITIONS ...................................................    1
SECTION 2.  RIGHTS TO SUBSCRIBE FOR SECURITIES ............................    7
SECTION 3.  BOARD OF DIRECTORS ............................................    8
SECTION 4.  INFORMATION RIGHTS; COVENANTS .................................   11
SECTION 5.  DEMAND REGISTRATION ...........................................   13
SECTION 6.  PIGGYBACK REGISTRATION ........................................   15
SECTION 7.  S-3 REGISTRATIONS .............................................   15
SECTION 8.  EXPENSES ......................................................   16
SECTION 9.  PREPARATION AND FILING ........................................   16
SECTION 10. INDEMNIFICATION ...............................................   19
SECTION 11. UNDERWRITING AGREEMENT ........................................   21
SECTION 12. INFORMATION BY HOLDERS ........................................   21
SECTION 13. EXCHANGE ACT COMPLIANCE .......................................   21
SECTION 14. NO CONFLICT OF RIGHTS .........................................   22
SECTION 15. PROTECTIVE PROVISIONS .........................................   22
SECTION 16. STANDSTILL ....................................................   25
SECTION 17. VOTING AGREEMENT ..............................................   25
SECTION 18. MISCELLANEOUS .................................................   26

                                      INVESTOR'S RIGHTS AGREEMENT dated as of
                              ______________, 2000, among GROUP MAINTENANCE AMERICA CORP., a Texas corporation (the "Company"), and BOSS II, LLC, a Delaware limited
                               -------
                              liability company (the "Investor").
                                                      --------

          The Investor currently holds the Convertible Preferred Stock, which is initially convertible into _________ shares of Common Stock. The parties hereto deem it to be in their best interests to set forth their rights and obligations in connection with public offerings, sales of shares of Common Stock and certain other matters. Accordingly, the parties agree as follows:

     Section 1. Definitions.
                -----------

          As used in this Agreement, the following terms shall have the following meanings:

          "Accountants" has the meaning assigned to such term in Section
           -----------
4(b)(iii).

          "Affiliate" has the meaning assigned to such term in the Subscription
           ---------
Agreement.

          "Board" means the Board of Directors of the Company.
           -----

          "Business" shall mean the provision of all manner of facilities
           --------
services to the owners, lessees or operators of industrial, commercial, institutional and residential plants, buildings, homes and other facilities and the properties related thereto (collectively, "Facilities"), including, without
                                               ----------
limitation (i) design, engineering, construction, project management, repair, replacement, maintenance and service, performance contracting, energy management and aggregation and project financing of all of the mechanical (heating, ventilation, air conditioning; plumbing and piping; appliance repair; fire suppression systems) and electrical (internal and external wiring; generators and UPS systems; voice and data systems; fire and life safety systems; temperature control, building automation and energy management) systems, (ii) rigging, millwright and other industrial services, (iii) janitorial, specialty cleaning and other services for the repair, maintenance and upkeep of Facilities, including, without limitation, the provision of onsite maintenance and support personnel and the outsourcing of the Facilities management function by an owner, lessee or operator of any Facilities.

          "Capital Expenditure" means any expenditure by the Company and its
           -------------------
Subsidiaries for the acquisition, construction, or leasing (pursuant to a capital lease) of fixed or capital assets or additions to equipment (including replacements, capitalized repairs and improvements during such period) which should be capitalized under generally accepted accounting principles on a consolidated balance sheet of the Company and its Subsidiaries; provided,
                                                                --------
however, this definition shall not include any acquisition of a business.
-------

          "Capitalized Lease Obligation" means, as to any Person, the
           ----------------------------
obligations of such Person under a lease that are required to be classified and accounted for as capital lease obligations under GAAP and, for purposes of this definition, the amount of such obligations at any date shall be the capitalized amount of such obligations at such date, determined in accordance with GAAP.

          "Closing" has the meaning assigned to such term in the Subscription
           -------
Agreement.

          "Closing Date" has the meaning assigned to such term in the
           ------------
Subscription Agreement.

          "Commission" means the United States Securities and Exchange
           ----------
Commission or any other Federal agency at the time administering the Securities Act.

          "Common Stock" means the Common Stock, par value $.001 per share, of
           ------------
the Company.

          "Common Stock Equivalent" means one share of Common Stock or the right
           -----------------------
to acquire, whether or not immediately exercisable, one share of Common Stock, whether evidenced by an option, warrant, convertible security or other instrument or agreement, in each case, as adjusted to account for any stock splits, reverse stock splits, stock dividends or other similar event.

          "Consolidated EBITDA" means, with respect to any Person, for any
           -------------------
period, the sum (without duplication) of (i) Consolidated Net Income and (ii) to the extent Consolidated Net Income has been reduced thereby, (A) all income taxes of such Person and Subsidiaries paid or accrued in accordance with GAAP for such period (other than income taxes attributable to extraordinary, unusual or nonrecurring gains or losses), (B) Consolidated Interest Expense and (C) depreciation and amortization less any out of the ordinary course non-cash items increasing Consolidated Net Income for such period, all as determined on a consolidated basis for such Person and its Subsidiaries in accordance with GAAP.

          "Consolidated Indebtedness" means with respect to any Person, as of
           -------------------------
the date of determination, the aggregate amount of all Indebtedness of such Person and its Subsidiaries on a consolidated basis included on the face of the balance sheet of such Person (determined in accordance with GAAP) plus any Indebtedness included on the face of the balance sheet of any other Person (determined in accordance with GAAP) as to which such Person and/or any of its Subsidiaries has created a guarantee or other contingent obligation (to the extent of such guarantee or other contingent obligation).

          "Consolidated Interest Expense" means, with respect to any Person for
           -----------------------------
any period, the sum of, without duplication (i) the aggregate of the interest expense of such Person and its Subsidiaries for such period determined on a consolidated basis in accordance with GAAP, including without limitation, (a) any amortization of debt discount and amortization or write-off of deferred financing costs (including the amortization of costs relating to interest rate caps or other similar agreements, but excluding any write-off of debt discount or deferred financing costs resulting from the Merger or any related financing),
(b) the net costs required by GAAP to be recorded as interest expense for Interest Swap Obligations, and (c) the interest portion of any deferred payment obligation; and (ii) the interest component of Capitalized Lease

Obligations paid or accrued by such Person and its Subsidiaries during such period as determined on a consolidated basis in accordance with GAAP, minus interest income for such period.

          "Consolidated Leverage Ratio" means, with respect to any Person, the
           ---------------------------
ratio of Consolidated Indebtedness of such Person on the date of the transaction giving rise to the need to calculate the Consolidated Leverage Ratio (the "Transaction Date") to Consolidated EBITDA of such Person for the four full fiscal quarters (the "Four Quarter Period") most recently ending on or prior to the Transaction Date for which quarterly consolidated financial statements of the Company and its Subsidiaries have been distributed to Investor. In addition to and without limitation of the foregoing, for purposes of this definition, "Consolidated EBITDA" and "Consolidated Indebtedness" shall be calculated after giving effect on a pro forma basis, including appropriate adjustments determined in accordance with Article XI of Regulation S-X promulgated by the Commission, for the period of such calculation for any asset sales or asset acquisitions (including, without limitation, any asset acquisition giving rise to the need to make such calculation as a result of such Person or one of its Subsidiaries (including any Person who becomes a Subsidiary as a result of the asset acquisition) incurring, assuming or otherwise being liable for acquired Indebtedness and also including any Consolidated EBITDA attributable to the assets which are the subject of the asset acquisition but excluding the Consolidated EBITDA attributable to the assets which are the subject of the asset sale) occurring during the Four Quarter Period or at any time subsequent to the last day of the Four Quarter Period and on or prior to the Transaction Date, as if such asset sale or asset acquisition (including the incurrence, assumption or liability for any such acquired Indebtedness) occurred on the first day of the Four Quarter Period. If such Person or any of its Subsidiaries directly or indirectly guarantees Indebtedness of a third Person, the preceding sentence shall give effect to the incurrence of such guaranteed Indebtedness as if such Person or any Subsidiary of such Person had directly incurred or otherwise assumed such guaranteed Indebtedness.

          "Consolidated Net Income" means, with respect to any Person, for any
           -----------------------
period, the aggregate net income (or loss) of such Person and its Subsidiaries for such period on a consolidated basis, determined in accordance with GAAP; provided that there shall be excluded therefrom (a) out of the ordinary course after-tax gains or losses from asset sales or abandonments or reserves relating thereto, (b) after-tax items classified as extraordinary or nonrecurring gains or losses, (c) the net income of any Person acquired in a "pooling of interests" transaction accrued prior to the date it becomes a Subsidiary of the referent Person or is merged or consolidated with the referent Person or any Subsidiary of the referent Person, (d) the net income (but not loss) of any Subsidiary of the referent Person to the extent that the declaration of dividends or similar distributions by that Subsidiary of that income is prohibited by a contract, operation of law or otherwise, (e) the net income of any Person, other than a Subsidiary of the referent Person, except to the extent of cash dividends or distributions paid to the referent Person or to a wholly owned Subsidiary of the referent Person by such Person, (f) in the case of a successor to the referent Person by consolidation or merger or as a transferee of the referent Person's assets, any earnings of the successor corporation prior to such consolidation, merger or transfer of assets, and (g) after tax charges associated with consummating the Merger and related financing.

          "Conversion Shares" means the shares of Common Stock issuable upon
           -----------------
conversion of the Convertible Preferred Stock.

          "Convertible Preferred Stock" means the Company's 7.25% convertible
           ---------------------------
preferred stock, $.001 par value share, governed by the Statement of Designations.

          "Credit Agreement" means the Credit Agreement dated as of
           ----------------
____________, 2000 between the Corporation and ____________________, as it may be amended from time to time, other than amendments to the size of the facility.

          "Election Notice" has the meaning assigned to such term in Section
           ---------------
15(c).

          "Equity-Linked Plan" shall mean a benefit or compensation plan in
           ------------------
which benefits or awards are denominated or payable in capital stock of the Company, valued in whole or in part by reference to, or otherwise based on, the value of such capital stock.

          "Event of Non-Compliance" means the occurrence of any of the
           -----------------------
following:

               (i) any material, intentional breach by the Company of this Agreement or the Subscription Agreement;

               (ii) the occurrence of a payment default, or any other default giving rise to a right of acceleration, under any Indebtedness of the Company that has an aggregate principal amount outstanding, as of the date of such default or acceleration, in excess of $10,000,000 (after giving effect to any notice or cure period relating to such Indebtedness); or

               (iii) the Company or any of its material Subsidiaries shall (A) voluntarily commence any proceeding or file any petition seeking relief under Title 11 of the United States Code or any other federal, state or foreign bankruptcy, insolvency or similar law, (B) consent to the institution of, or fail to controvert in a timely and appropriate manner, any such proceeding or the filing of any such petition, (C) apply for or consent to the appointment of a receiver, trustee, custodian, sequestrator or similar official for any such Person or for any substantial part of its property or assets, (D) file an answer admitting the material allegations of a petition filed against it in any such proceeding, (E) make a general assignment for the benefit of creditors, (F) fail generally to pay its debts as they become due or (G) take any corporate or shareholder action in furtherance of any of the foregoing; or

               (iv) an involuntary proceeding shall be commenced or an involuntary petition shall be filed in a court of competent jurisdiction seeking
(A) relief in respect of the Company or any of its material Subsidiaries, or of any substantial part of their respective property or assets, under Title 11 of the United States Code or any other federal, state or foreign bankruptcy, insolvency or similar law, (B) the appointment of a receiver, trustee, custodian, sequestrator or similar official for any such Person or for any substantial part of its property or (C) the winding-up or liquidation of any such Person, and such proceeding, petition or order shall continue unstayed and in effect for a period of 60 consecutive days.

          "Exchange Act" means the Securities Exchange Act of 1934, and the
           ------------
rules and regulations of the Commission promulgated thereunder, all as the same shall be in effect from time to time.

          "Excluded Stock" means (i) shares of Common Stock issuable upon
           --------------
exercise of any warrants or options of the Company outstanding on the Closing Date or issued under the Company's incentive plans approved by the Board, (ii) shares of Common Stock issued pursuant to the conversion of the Convertible Preferred Stock, (iii) shares of Common Stock issued as consideration pursuant to any acquisition of any business, (iv) shares of Convertible Preferred Stock issued as dividends to the Investors, (v) shares issued pursuant to earn out arrangements in definitive, binding agreements in existence on the date hereof relating to acquisitions by the Company and (vi) Securities issued in an underwritten public offering that is registered under the Securities Act.

          "Fair Market Value" has the meaning assigned to such term in the
           -----------------
Statement of Designations.

          "GAAP" means United States generally accepted accounting principles.
           ----

          "Indebtedness" has the meaning assigned to such term in the Statement
           ------------
of Designations.

          "Information" has the meaning assigned to such term in Section 9(i).
           -----------

          "Inspectors" has the meaning assigned to such term in Section 9(i).
           ----------

          "Interest Swap Obligations" means the obligations of any Person
           -------------------------
pursuant to any arrangement with any other Person, whereby, directly or indirectly, such Person is entitled to receive from time to time periodic payments calculated by applying either a floating or a fixed rate of interest on a stated notional amount in exchange for periodic payments made by such other Person calculated by applying a fixed or a floating rate of interest on the same notional amount and shall include, without limitation, interest rate swaps, caps, floors, collars and similar agreements.

          "Investor" means BOSS II, LLC.
           --------

          "Liquidation" has the meaning assigned to such term in the Statement
           -----------
of Designations.

          "Maturity Date" has the meaning assigned to such term in the Statement
           -------------
of Designations.

          "Merger" has the meaning assigned to such term in the Subscription
           ------
Agreement.

          "NASDAQ" means the automated quotation system of the NASD.
           ------

          "Notice of Acceptance" has the meaning assigned to such term in
           --------------------
Section 2(b).

          "NYSE" means the New York Stock Exchange.
           ----

          "Offer" has the meaning assigned to such term in Section 2(a).
           -----

          "Offer Period" has the meaning assigned to such term in Section 2(a).
           ------------

          "Offered Securities" means (A) shares of Common Stock, (B) any other
           ------------------
equity security of the Company, (C) any debt security of the Company which by its terms is convertible into or exchangeable for any equity security of the Company or has any equity participation rights, (D) any security of the Company that is a combination of debt and equity or (E) any option, warrant or other right to subscribe for, purchase or otherwise acquire any equity security or any such debt security of the Company, in each case other than Excluded Stock.

          "Other Shares" means at any time those shares of Common Stock that do
           ------------
not constitute Primary Shares.

          "Person" shall be construed broadly and shall include, without
           ------
limitation, an individual, a partnership, an investment fund, a limited liability corporation, a corporation, an association, a joint stock corporation, a trust, a joint venture, an unincorporated organization and a governmental entity or any department, agency or political subdivision thereof.

          "Preferred Directors" has the meaning assigned to such term in Section
           -------------------
3(c).

          "Primary Shares" means at any time the authorized but unissued shares
           --------------
of Common Stock or shares of Common Stock held by the Company in its treasury.

          "Proposed Transaction" has the meaning assigned to such term in
           --------------------
Section 15(c).

          "Purchase Price" has the meaning assigned to such term in Section
           --------------
15(c).

          "Recapitalization" means, with respect to any Person, any transaction,
           ----------------
other than a merger, consolidation, amalgamation or sale of all or substantially all of the assets of such Person, in which holders of any class of securities of such Person receive in exchange therefor some other security of such Person or any other issuer and/or cash, other than the issuance of cash or securities in accordance with the terms of the securities to be exchanged or Section 8(b)(v) of the Statement of Designations.

          "Records" has the meaning assigned to such term in Section 9(i).
           -------

          "Refused Securities" has the meaning assigned to such term in Section
           ------------------
2(d).

          "Representatives" has the meaning assigned to such term in Section
           ---------------
4(a).

          "Restricted Shares" means at any time the shares of Common Stock held
           -----------------
by the Investor.

          "Retained Shares" has the meaning assigned to such term in Section
           ---------------
15(c).

          "Rule 144" means Rule 144 promulgated under the Securities Act or any
           --------
successor rule thereto or any complementary rule thereto.

          "Securities" means "securities" as defined in Section 2(1) of the
           ----------
Securities Act and includes capital stock or other equity interests or any options, warrants or other securities that are directly or indirectly convertible into, or exercisable or exchangeable for, capital stock or other equity interests. Whenever a reference herein to Securities is referring to any derivative Securities, the rights of Investor shall apply to such derivative Securities and all underlying Securities directly or indirectly issuable upon conversion, exchange or exercise of such derivative Securities.

          "Securities Act" means the Securities Act of 1933, and the rules and
           --------------
regulations of the Commission thereunder, all as the same shall be in effect from time to time.

          "Selling Holder" shall have the meaning assigned to such term in
           --------------
Section 9(b).

          "Selling Holders' Counsel" shall have the meaning assigned to such
           ------------------------
term in Section 9(b).

          "Subscription Agreement" means the Subscription and Exchange Agreement
           ----------------------
dated as of the date hereof between the Company and the Investor, as the same may be amended or modified.

          "Statement of Designations" means the Statement of Designations
           -------------------------
setting forth the preferences, limitations and relative rights of the Convertible Preferred Stock.

          "Subsidiary" has the meaning assigned to such term in the Statement of
           ----------
Designations.

          "Trigger Event" shall have the meaning assigned to such term in
           -------------
Section 3(h).

          "Voting Stock" of a Person means any class or all classes of capital
           ------------
stock or other interests (including partnership interests) of such Person then outstanding and normally entitled (without regard to the occurrence of any contingency) to vote in the election of directors, managers or trustees thereof.

     Section 2. Rights to Subscribe for Securities.
                ----------------------------------

          (a) For so long as Investor and its Affiliates hold in the aggregate Common Stock Equivalents representing at least 25% of the Conversion Shares issuable upon conversion of the Convertible Preferred Stock acquired by the Investor on the Closing Date, the Company shall not, prior to the Maturity Date (assuming full payment and performance by the Company of all of its obligations as of such date; if the Company has not fully paid and performed all of its obligations as of such date, the Company's obligations under this section shall survive until such obligations have been satisfied), issue, sell, or agree to issue or sell, any Offered Securities for cash unless the Company shall have first offered to sell the Offered Securities to the Investor, at a price and on such other terms as shall have been specified by the Company in writing delivered to the Investor (the "Offer"), which Offer by its terms shall remain open for a period of 10 business days from the date it is delivered to the Investor (the "Offer Period").

          (b) Notice of the Investor's intention to accept an Offer shall be evidenced by a writing signed by the Investor and delivered to the Company prior to the end of the Offer Period (the "Notice of Acceptance"). Within 20 days
                                     --------------------
after receipt by the Company of such Notice of Acceptance, the Company shall sell and the Investor shall purchase the Offered Securities in respect of which the Notice of Acceptance was delivered, upon the terms and conditions of the Offer.

          (c) In the event the Company materially amends the terms of the Offer at any time, the Offer Period shall be extended for a period of not less than 10 business days (or 48 hours if the amendment relates solely to the price of the Offer or the number of shares to be sold in the Offer).

          (d) In the event that the Notice of Acceptance is not given by the Investor, the Company shall have 90 days from the expiration of the Offer Period to sell all of such Offered Securities (the "Refused Securities") to any other
                                             ------------------
Person(s), but only upon financial terms (e.g., price, interest rate, dividend rate) at least as favorable to the Company in every respect as those set forth in the Offer, and otherwise on general terms and conditions that are no more favorable, in the aggregate, to such other Person(s) or less favorable, in the aggregate, to the Company than those set forth in the Offer, provided, however,
                                                             --------  -------
that in the event that the Company sells all such Offered Securities to any other Person(s), the Investor shall have the right to purchase the proportionate number of such Offered Securities that represents its then ownership percentage of the total outstanding Common Stock of the Company, determined in accordance with Rule 13d-3 under the Exchange Act.

          (e) Any Offered Securities not purchased by the Investor or any other Person(s) in accordance with Sections 2(b) and 2(d) may not be sold or otherwise disposed of until they are again offered to the Investor under the procedures specified in this Section 2.

          (f) The provisions of this Section 2 shall terminate on the first date on which the Investor and its Affiliates fail to satisfy the Common Stock Equivalents ownership requirements set forth in paragraph (a), such termination to be effective with respect to the first Offer after such date.

     Section 3. Board of Directors.
                ------------------

          (a) Investor shall be entitled to designate individuals for election to the Board as follows until the Maturity Date (assuming full payment and performance by the Company of all of its obligations as of such date; if the Company has not fully paid and performed all of its obligations as of such date, the Company's obligations under this section shall survive until such obligations have been satisfied):

              (i) For so long as Investor and its Affiliates hold in the aggregate Common Stock Equivalents representing at least 50% of the number of Conversion Shares issuable upon conversion of the Convertible Preferred Stock issued on the Closing Date, the

     Investor shall be entitled to designate a number of individuals for election to the Board equal to the greater of 3 directors or the number of directors that represents 30% of the Board, rounded up to the nearest whole director;

              (ii) For so long as Investor and its Affiliates hold in the aggregate Common Stock Equivalents representing at least 25% of the number of Conversion Shares issuable upon conversion of the Convertible Preferred Stock issued on the Closing Date, the Investor shall be entitled to designate a number of individuals for election to the Board equal to the number of directors that represents 22% of the Board, rounded up to the nearest whole director; and

              (iii) For so long as Investor and its Affiliates hold in the aggregate Common Stock Equivalents representing at least 12.5% of the number of Conversion Shares issuable upon conversion of the Convertible Preferred Stock issued on the Closing Date, the Investor shall be entitled to designate a number of individuals for election to the Board equal to the number of directors that represents 15% of the Board, rounded up to the nearest whole director.

          (b) In the event the number of directors the Investor is entitled to designate decreases in accordance with paragraph (a) above, then the number of directors the Investor is entitled to designate pursuant to paragraph (a) shall not thereafter be increased, irrespective of any subsequent acquisition of Common Stock Equivalents by the Investor or its Affiliates. In determining the number of directors the Investor shall be entitled to designate pursuant to paragraph (a) above, the Investor shall be deemed to hold each Common Stock Equivalent that is held of record by the Investor or any of its Affiliates, or, as to which the Investor or any of its Affiliates retains the entire economic interest.

          (c) Except as set forth in (c)(i) and (c)(ii) below, each committee of the Board shall include directors designated by the Investor pursuant to the provisions set forth above, (each, a "Preferred Director"), in the same
                                      ------------------
proportion, rounded up to the nearest whole director, as such representatives comprise the Board. The Company shall provide each Preferred Director serving on any committee of the Board with appropriate notice at least 48 hours prior to any meeting of any committee that such person serves on:

              (i) The Executive Committee shall be comprised of five members as follows: two Preferred Directors designated by the Investor (or, if the Investor is only entitled to designate one director to the Board, then only one Preferred Director), the Chairman of the Board of Directors, the Chief Executive Officer of the Company and one independent director to be selected by the Board of Directors. The Preferred Directors designated by the Investor pursuant to this Section 3(c)(i) shall not be removed by subsequent action of the Board; and

              (ii) The Acquisitions Committee shall be comprised of one Preferred Director designated by the Investor, the Chairman of the Board of Directors and the Chief Executive Officer. The Preferred Director designated by the Investor pursuant to this Section 3(c)(ii) shall not be removed by subsequent action of the Board.

          (d) If the persons designated by the Investor as set forth in Section 3(a) above are not elected to the Board for any reason and the Investor owns at least 25% of the shares of Common Stock that it owns on the Closing Date (assuming the conversion of all the Convertible Preferred Stock), then the Investor shall have the right to designate one representative to serve as an observer at each meeting of the Board and each committee thereof. The Company shall provide such observer with copies of all actions taken by written consent of the Board or any committee thereof, advance notice of such meeting as if such observer were a director and copies of all materials that are distributed to the Board (in each case as if such observer was a director), provided, however, all
                                                         --------  -------
such information and materials shall be subject to a mutually agreeable confidentiality agreement. The Company shall reimburse the observer for all out-of-pocket expenses incurred in connection with attending any meetings of the Board.

          (e) For so long as the Investor owns 5% or more of the Common Stock of the Company outstanding (assuming the conversion of all the Convertible Preferred Stock), then the Investor shall be entitled to designate one member to the Board; provided, however, that the right provided in this Section 3(e) shall not be in addition to the rights provided in Section 3(a) above.

          (f) The Company shall cause its bylaws to provide, at all times from and after the Closing Date in which the Investor has the right to designate a director, that meetings of the Board or any committee thereof may be conducted by teleconference.

          (g) The Company shall deliver a notice to the Investors if an Event of Non- Compliance shall occur or is reasonably likely to occur. Such notice shall set forth in reasonable detail a description of the Event of Non- Compliance.

          (h) Prior to the earlier of the Maturity Date (assuming full payment and performance by the Company of all of its obligations as of such date; it being understood that if the Company has not fully paid and performed all of its obligations as of such date, the Company's obligations under this Section 3 shall survive until such obligations have been satisfied) and the date on which Sections 15(a) and 15(b) hereof have ceased to have any effect, if the Investor concludes, either as a result of a notice delivered by the Company pursuant to
Section 3(g), or otherwise, that an Event of Non-Compliance has occurred or is reasonably likely to occur, the Investor shall deliver a notice to the Company to such effect. If an Event of Non- Compliance shall occur and shall be continuing at the end of the one week period following delivery by the Investor of the notice referred to in the preceding sentence (each, a "Trigger Event"),
                                                              -------------
the Investor shall have the special right to designate that number of individuals to the Board that, when combined with the Preferred Directors, will constitute a majority of the Board. The Company agrees to take all necessary and desirable action within its control in connection with and in furtherance of the execution of such special right. Such special right shall continue until such time as there is no longer a Trigger Event in existence, at which time such special right shall terminate, subject to revesting upon the subsequent occurrence and continuation of any Trigger Event. After designees of the Investor represent a majority of the Board, the directors of the Company shall use commercially reasonable efforts promptly to cure the condition that constituted the Event of Non-Compliance. After the expiration of such Trigger Event, the term of office of such newly elected directors shall automatically cease and the number of directors constituting the entire Board shall be reduced accordingly.

          (i) Whenever the Investor shall have the right to designate one or more directors of the Board pursuant to this Section 3, the Company shall, to the extent permitted by applicable law (a) increase as required the number of directors constituting the entire Board, (b) fill the vacancies created by such expansion with designees who are approved by the Company, which approval will not be unreasonably withheld and (c) submit the name of each such designee to the shareholders of the Company (together with a recommendation of his or her election) at each meeting of the shareholders at which directors are elected and which is held during the period which the Investor is entitled to designate one or more directors. The Company shall take such actions as shall be within its control and reasonably necessary to effectuate the provisions of this Section 3, including, if required, the calling of a special or annual meeting of the shareholders of the Company to fill vacancies created by any increase in the size of the entire Board.

          (j) Notwithstanding any provision of this Agreement to the contrary, the rights of the Investor to designate Board members pursuant to this Section 3 shall in no event be operative at any time when the holders of the Convertible Preferred Stock shall have rights to elect directors pursuant to the Statement of Designations.

     Section 4. Information Rights; Covenants.
                -----------------------------

          (a) Access to Records.
              -----------------

          The Company shall, and shall cause each Subsidiary to, afford to the Investor, the Affiliates of the Investor and each of their respective officers, employees, advisors, counsel and other authorized representatives (collectively with the Affiliates of the Investor, the "Representatives"), during normal
                                          ---------------
business hours, at their expense, reasonable access, upon reasonable advance notice, to all of the books, records and properties of the Company and such Subsidiary and all officers and employees of the Company and such Subsidiary. The Investor shall use its best efforts to maintain the confidentiality of any information designated by the Company as confidential or proprietary; provided,
                                                                      --------
however, that the foregoing shall in no way limit or otherwise restrict the
-------
ability of the Investor or any of its Representatives to disclose any such information concerning the Company and each Subsidiary which it may be required to disclose (i) to its partners or limited partners to the extent required to satisfy its fiduciary obligations to such Persons, provided such Persons agree in writing to be bound by the provisions of this Section, or (ii) otherwise pursuant to or as required by law.

          (b) Financial Reports.
              -----------------

          The Company shall furnish the Investor with the following:

              (i) Monthly Reports. As soon as available, but not later than 30
                  ---------------
days after the end of each fiscal month, a consolidated balance sheet of the Company as of the end of such period and consolidated statements of income of the Company for such period and for the period commencing at the end of the previous fiscal year and ending with the end of such period, setting forth in each case in comparative form the corresponding figures for the corresponding period of the preceding fiscal year, and including comparisons for income statements to the budget or business plan all prepared in accordance with generally accepted accounting principles consistently applied (except for the absence of footnotes and year-end adjustments);

              (ii)  Quarterly Reports. As soon as available, but not later than
                    -----------------
50 days after the end of each quarterly accounting period, (A) a consolidated balance sheet of the Company as of the end of such period and consolidated statements of income and cash flows for such quarterly accounting period and/or for the period commencing at the end of the previous fiscal year and ending with the end of such period, setting forth in each case in comparative form the corresponding figures for the corresponding period of the preceding fiscal year, and including comparisons to the budget or business plan for the income statement only, all prepared in accordance with GAAP consistently applied and
(B) a report by management of the Company in a format consistent with Form 10-Q of the operating and financial highlights of the Company and its Subsidiaries for such period;

              (iii) Annual Audit. As soon as available, but not later than 100
                    ------------
days after the end of each fiscal year of the Company, audited consolidated financial statements of the Company, which shall include statements of income, cash flows and changes in shareholders' equity for such fiscal year and a balance sheet as of the last day thereof, each prepared in accordance with generally accepted accounting principles, consistently applied, and accompanied by the report of a "Big 5" firm of independent certified public accountants selected by the Board (the "Accountants"). The Company and its Subsidiaries
                            -----------
shall maintain a system of accounting sufficient to enable its Accountants to render the report referred to in this Section 4; and

              (iv)  Miscellaneous. Promptly upon becoming available, the Company
                    -------------
shall provide to the Investor:

                    (A) copies of all financial statements, reports, press releases, notices, proxy statements and other documents sent by the Company or its Subsidiaries to its investors generally or released to the public and copies of all regular and periodic reports, if any, filed by the Company or its Subsidiaries with the Securities and Exchange Commission, any securities exchange or the NYSE;

                    (B) notification in writing of any litigation or governmental proceeding in which it or any of its Subsidiaries is involved and which could reasonably be expected to, materially and adversely affect the Company or any of its material Subsidiaries;

                    (C) notification in writing of the existence of any default under any material agreement or instrument to which the Company or any of its Subsidiaries is a party or by which any of their assets are bound;

                    (D) upon request, copies of all reports prepared for or delivered to the management of the Company or its Subsidiaries by its accountants;

                   (E) upon request, any other routinely collected financial or other information available to management of the Company or its subsidiaries (including, without limitation, routinely collected statistical data); and

                   (F) The provisions of this Section 4 shall terminate upon the earlier to occur of the twelfth anniversary of the Closing Date and the date on which the Investor shall no longer be entitled to elect any directors pursuant to Section 3(a) of this Agreement.

     Section 5. Demand Registration.
                -------------------

          (a) If the Company shall be requested by holders of at least 20% of the total number of outstanding Restricted Shares (assuming conversion of all shares of Convertible Preferred Stock) to effect a registration under the Securities Act of all or a portion of Restricted Shares with an aggregate Fair Market Value as of the date of such request equal to at least $25,000,000, or, if the Restricted Shares have an aggregate Fair Market Value of less than $25,000,000, all of the remaining Restricted Shares, in accordance with this Section, then the Company shall promptly give written notice of such proposed registration to all holders of Restricted Shares and shall offer to include in such proposed registration any Restricted Shares requested to be included in such proposed registration by such holders who respond in writing to the Company's notice within 15 days after delivery of such notice (which response shall specify the number of Restricted Shares proposed to be included in such registration and the intended method of distribution, which may be pursuant to a shelf registration). If a registration pursuant to Section 7 hereof is available, the holders of Restricted Shares shall utilize such registration instead of making a request pursuant to this Section 5, unless the holders of Restricted Shares reasonably determine that it is advantageous to such holders of Restricted Shares to make a request under this Section 5. The Company shall promptly use its best efforts to effect such registration on an appropriate form under the Securities Act of the Restricted Shares which the Company has been so requested to register; provided, however, that the Company shall not be
                       --------  -------
obligated to effect any registration under the Securities Act except in accordance with the following provisions:

              (i) the Company shall not be obligated to file more than four registration statements in total pursuant to this Section, subject to paragraph
(c) below;

              (ii) the Company shall not be obligated to file any registration statement during any period in which (A) any other registration statement (other than on Form S-4 or Form S-8 promulgated under the Securities Act or any successor forms thereto) pursuant to which Primary Shares are to be or were sold has been filed and not withdrawn or has been declared effective within the prior 90 days or (B) the Company has determined in good faith that the filing of a registration statement would require the disclosure of material information that the Company has a bona fide business purpose for preserving as confidential, such filing to be delayed until the date which is 90 days after such request for registration pursuant to this Section 5(a); provided that the Company may only
                                            --------
so delay the filing or effectiveness of a registration statement pursuant to this Section 5(a)(ii)(B) on one occasion during any twelve-month period; and

              (iii) with respect to the registration pursuant to this Section, the Company may include in such registration any Primary Shares or Other Shares; provided, however, that if the managing underwriter advises the Company in
--------  -------
writing that the inclusion of all Restricted Shares, Primary Shares and Other Shares proposed to be included in such registration would interfere with the successful marketing (including pricing) of all such securities, then the number of Restricted Shares, Primary Shares and Other Shares proposed to be included in such registration shall be included in the following order:

                    (A) First, the Restricted Shares, pro rata based upon the
                        -----                         --- ----
     number of Restricted Shares owned by each holder at the time of such registration;

                    (B) Second, the Primary Shares; and
                        ------

                    (C) Third, the Other Shares.
                        -----

          (b) The holders of Restricted Shares requesting a registration pursuant to this Section may, in the notice delivered pursuant to paragraph (a) above, elect that such registration cover an underwritten offering. Upon such election, such holders shall select one or more nationally recognized firms of investment banks to act as the managing underwriters and shall select any additional investment banks to be used in connection with such offering, provided that such investment banks must be reasonably satisfactory to the Company. The Company shall, together with all holders proposing to sell Restricted Shares in such offering, enter into a customary underwriting agreement with such underwriters.

          (c) A requested registration under this Section may be rescinded by written notice to the Company by the Persons holding a majority of the Restricted Shares to be included in such registration with the following consequences:

              (i) If such registration statement is rescinded prior to the filing date, such rescinded registration shall not count as a registration statement initiated pursuant to this Section for purposes of paragraph (a) above;

              (ii) If such registration statement is rescinded after the filing date but prior to its effective date, such rescinded registration shall not count as a registration statement initiated pursuant to this Section for purposes of paragraph (a) above if the participating holders
     (x) have reimbursed the Company for all out-of-pocket expenses incurred by the Company in connection with such rescinded registration or (y) (1) reasonably believed that the registration statement contained an untrue statement of material fact or omitted to state a material fact required to be stated therein or necessary to make the statements made therein not misleading, (2) notified the Company of such fact and requested that the Company correct such alleged misstatement or omission and (3) the Company has refused to correct such alleged misstatement or omission; and

              (iii) A registration that becomes effective shall not count as a registration statement initiated pursuant to this Section for purposes of paragraph (a) above unless the participating holders are able to sell at least 80% of the Restricted Shares sought to be included in such registration statement.

   Section 6.  Piggyback Registration.
               ----------------------

          If at any time the Company proposes for any reason to register Primary Shares or Other Shares under the Securities Act (other than on Form S-4 or Form S-8 promulgated under the Securities Act or any successor forms thereto, it shall promptly give written notice to the holders of Restricted Shares of its intention to so register the Primary Shares or Other Shares and, upon the written request, given within 15 days after delivery of any such notice by the Company, of any holders of Restricted Shares to include in such registration Restricted Shares held by such holders (which request shall specify the number of Restricted Shares proposed to be included in such registration), the Company shall use its best efforts to cause all such Restricted Shares to be included in such registration on the same terms and conditions as the securities otherwise being sold in such registration; provided, however, that if the managing
                                 --------  -------
underwriter advises the Company that the inclusion of all Restricted Shares or Other Shares proposed to be included in such registration would interfere with the successful marketing (including pricing) of the Primary Shares proposed to be registered by the Company, then the number of Primary Shares, Restricted Shares and Other Shares proposed to be included in such registration shall be included in the following order:

          (a) first, the Primary Shares;
              -----

          (b) second, Other Shares entitled to registration pursuant to the
              ------
Registration Rights Agreements set forth on Annex A;
                                            -------

          (c) third, Restricted Shares, pro rata based upon the number of
              -----                     --- ----
Restricted Shares owned by each holder at the time of such registration; and

          (d) fourth, the Other Shares (other than those shares of Common Stock
              ------
which are not subject to any registration rights agreement), pro rata based upon
                                                             --- ----
the number of shares of Common Stock (based upon Common Stock Equivalents) owned by each such seller at the time of such registration.

   Section 7.  S-3 Registrations.
               -----------------

          If at any time (i) the Persons holding at least 20% of the total number of outstanding Restricted Shares (assuming conversion of all shares of Convertible Preferred Stock) request that the Company file a registration statement on Form S-3 or any successor thereto for a public offering of all or a portion of Restricted Shares with an aggregate Fair Market Value as of the date of such request equal to at least $25,000,000, or, if the aggregate Restricted Shares have an aggregate Fair Market Value of less than $25,000,000, all of the remaining Restricted Shares and (ii) the Company is a registrant entitled to use Form S-3 or any successor thereto to register such shares, then the Company shall use its best efforts to register under the Securities Act on Form S-3 or any successor thereto, for public sale in accordance with the method of disposition specified in such notice, the number of shares of Restricted Shares specified in such notice. Whenever the Company is required by this Section 7 to use its best efforts to effect the registration of Restricted Shares, each of the procedures and requirements of Section 5 (including but not limited to the requirement that the Company notify all holders of Restricted Shares from whom notice has not been received and provide them with the opportunity to participate in the offering) shall apply to such registration. Notwithstanding anything to the contrary contained herein, no request may be made under this Section 7 within three months after the effective date of a registration statement filed by the Company covering a firm commitment underwritten public offering in which the holders of Restricted Shares shall have been entitled to join pursuant to
Section 5 or 6 in which there shall have been effectively registered all Restricted Shares as to which registration shall have been requested. There is no limitation on the number of registrations pursuant to this Section 7 that the Company is obligated to effect.

    Section 8.  Expenses.
                --------

          The Company shall bear the expense of any registrations effected pursuant to Sections 5, 6 and 7 including, without limitation, all registration and filing fees (including all expenses incident to filing with the NYSE), fees and expenses of complying with securities and blue sky laws, printing expenses, and fees and expenses of the Company's counsel and accountants, and the fees and expenses of the Selling Holders' Counsel (as defined below), but excluding any underwriters' or brokers' discounts or commissions, transfer taxes (to the extent that such taxes are required by law to be paid by the Selling Holders) and the fees of any counsel to any Selling Holder, other than the Selling Holders' Counsel (it being understood that the fees and expenses of any underwriter and such underwriter's counsel shall be the responsibility of such underwriter).

    Section 9.  Preparation and Filing.
                ----------------------

          If and whenever the Company is under an obligation pursuant to the provisions of this Agreement to use its best efforts to effect the registration of any Restricted Shares, the Company shall, as expeditiously as practicable:

        (a) with respect to a registration under Sections 5, 6 and 7, use its best efforts to cause a registration statement that registers such Restricted Shares to become and remain effective for a period of 180 days or until all of such Restricted Shares have been disposed of (if earlier);

        (b) furnish, at least five business days before filing a registration statement that registers such Restricted Shares, a prospectus relating thereto or any amendments or supplements relating to such a registration statement or prospectus, to each holder of Restricted Shares, to any counsel to any seller of Restricted Shares (the "Selling Holder") and to one counsel selected by the
                        --------------
holders of a majority of such Restricted Shares (the "Selling Holders'
                                                      ---------------
Counsel"), copies of all such documents proposed to be filed (it being
-------
understood that such five-business-day period need not apply to successive drafts of the same document proposed to be filed so long as such successive drafts are supplied to such counsel in advance of the proposed filing by a period of time that is customary and reasonable under the circumstances);

        (c) prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective for at least the periods set forth in Section 9(a) or until all of such Restricted Shares have been disposed of (if earlier) and to comply with the provisions of the Securities Act with respect to the sale or other disposition of such Restricted Shares;

          (d) notify in writing any counsel to any Selling Holder and the Selling Holders' Counsel promptly (i) of the receipt by the Company of any notification with respect to any comments by the Commission with respect to such registration statement or prospectus or any amendment or supplement thereto or any request by the Commission for the amending or supplementing thereof or for additional information with respect thereto, (ii) of the receipt by the Company of any notification with respect to the issuance by the Commission of any stop order suspending the effectiveness of such registration statement or prospectus or any amendment or supplement thereto or the initiation or threatening of any proceeding for that purpose and (iii) of the receipt by the Company of any notification with respect to the suspension of the qualification of such Restricted Shares for sale in any jurisdiction or the initiation or threatening of any proceeding for such purposes;

          (e) use its best efforts to register or qualify such Restricted Shares under such other securities or blue sky laws of such jurisdictions as any seller of Restricted Shares reasonably requests and do any and all other acts and things which may be reasonably necessary or advisable to enable such seller of Restricted Shares to consummate the disposition in such jurisdictions of the Restricted Shares owned by such seller; provided, however, that the Company will
                                        --------  -------
not be required to qualify generally to do business, subject itself to general taxation or consent to general service of process in any jurisdiction where it would not otherwise be required so to do but for this paragraph (e);

          (f) furnish to each seller of such Restricted Shares such number of copies of a summary prospectus or other prospectus, including a preliminary prospectus, in conformity with the requirements of the Securities Act, and such other documents as such seller of Restricted Shares may reasonably request in order to facilitate the public sale or other disposition of such Restricted Shares;

          (g) use its best efforts to cause such Restricted Shares to be registered with or approved by such other governmental agencies or authorities as may be necessary by virtue of the business and operations of the Company to enable the seller or sellers thereof to consummate the disposition of such Restricted Shares;

          (h) notify on a timely basis each seller of such Restricted Shares at any time when a prospectus relating to such Restricted Shares is required to be delivered under the Securities Act within the appropriate period mentioned in paragraph (a) of this Section, of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing and, at the request of such seller, prepare and furnish to such seller a reasonable number of copies of a supplement to or an amendment of such prospectus as may be necessary so that, as thereafter delivered to the offerees of such shares, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing;

          (i) make available for inspection by any counsel to any Selling Holder and the Selling Holders' Counsel or any underwriter participating in any disposition pursuant to such registration statement and any attorney, accountant or other agent retained by any such underwriter (collectively, the "Inspectors"), all pertinent financial and other records, pertinent corporate
 ----------
documents and properties of the Company (collectively, the "Records"), as shall
                                                            -------
be reasonably necessary to enable them to exercise their due diligence responsibility, and cause the Company's officers, directors and employees to supply all information (together with the Records, the "Information") reasonably
                                                        -----------
requested by any such Inspector in connection with such registration statement. Any of the Information which the Company determines in good faith to be confidential, and of which determination the Inspectors are so notified, shall not be disclosed by the Inspectors unless (i) the disclosure of such Information is necessary to avoid or correct a misstatement or omission in the registration statement, (ii) the release of such Information is ordered pursuant to a subpoena or other order from a court of competent jurisdiction or (iii) such Information has been made generally available to the public. The seller of Restricted Shares agrees that it will, upon learning that disclosure of such Information is sought in a court of competent jurisdiction, give notice to the Company and allow the Company, at the Company's expense, to undertake appropriate action to prevent disclosure of the Information deemed confidential;

          (j) in the case of an underwritten offering, use its best efforts to obtain from its independent certified public accountants "comfort" letters in customary form and at customary times and covering matters of the type customarily covered by comfort letters;

          (k) in the case of an underwritten offering, use its best efforts to obtain from its counsel an opinion or opinions in customary form;

          (l) provide a transfer agent and registrar (which may be the same entity and which may not be the Company) for such Restricted Shares;

          (m) issue to any underwriter to which any seller of Restricted Shares may sell shares in such offering certificates evidencing such Restricted Shares; provided, however, that the Company shall have the right to approve any such
--------  -------
underwriter with such approval not to be unreasonably withheld;

          (n) list such Restricted Shares on any national securities exchange on which any shares of the Common Stock are listed or on NASDAQ if then included, or if the Common Stock is not listed on a national securities exchange, use its best efforts to qualify such Restricted Shares for inclusion on such national securities exchange or NASDAQ as the holders of a majority of such Restricted Shares shall request;

          (o) otherwise use its best efforts to comply with all applicable rules and regulations of the Commission and make available to its securityholders, as soon as reasonably practicable, earnings statements (which need not be audited) covering a period of 12 months beginning within three months after the effective date of the registration statement, which earnings statements shall satisfy the provisions of Section 11(a) of the Securities Act; and

(p) use its best efforts to take all other steps necessary to effect the registration of such Restricted Shares contemplated hereby.

   Section 10.  Indemnification.
                ---------------

          (a) In connection with any registration of any Restricted Shares under the Securities Act pursuant to this Agreement, the Company shall indemnify and hold harmless the seller of such Restricted Shares, its officers and directors, each underwriter, broker or any other person acting on behalf of such seller and each other person, if any, who controls any of the foregoing persons within the meaning of the Securities Act against any losses, claims, damages or liabilities, joint or several, (or actions in respect thereof) to which any of the foregoing persons may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in the registration statement under which such Restricted Shares were registered under the Securities Act, any preliminary prospectus or final prospectus contained therein or otherwise filed with the Commission, any amendment or supplement thereto or any document incident to registration or qualification of any Restricted Shares, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and shall reimburse such seller, such officer or director, such underwriter, such broker or such other person acting on behalf of such seller and each such controlling person for any legal or other expenses reasonably incurred by any of them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the Company
                                          --------  -------
shall not be liable in any such case to the extent that any such loss, claim, damage, liability or action arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in said registration statement, preliminary prospectus, final prospectus, amendment, supplement or document incident to registration or qualification of any Restricted Shares in reliance upon and in conformity with written information furnished to the Company through an instrument duly executed by such seller or underwriter specifically for use in the preparation thereof; provided, further,
                                                             --------  -------
that with respect to any preliminary prospectus, the foregoing indemnity shall not inure to the benefit of (a) any underwriter or, in the case of a registration statement filed with respect to an offering which is not an underwritten offering, any Selling Holder, from whom the person asserting any losses, claims, damages and liabilities and judgments purchased Restricted Shares or (b) any person controlling such underwriter or Selling Holder, if (i) a copy of the prospectus (as then amended or supplemented if the Company shall have furnished any amendments or supplements thereto) was required by law to have been delivered by such underwriter or Selling Holder (as applicable), (ii) the prospectus had not been sent or given by or on behalf of such underwriter or Selling Holder (as applicable) to such person with or prior to a written confirmation of the sale of the Restricted Shares to such person, (iii) the prospectus (as so amended and supplemented) would have cured the defect giving rise to such loss, claim, damage, liability or judgment and (iv) such failure to deliver the prospectus (as so amended and supplemented) was not the result of noncompliance by the Company with Section 9(f) hereof.

          (b) In connection with any registration of Restricted Shares under the Securities Act pursuant to this Agreement, each seller of Restricted Shares shall indemnify and hold harmless (in the same manner and to the same extent as set forth in the preceding paragraph of this Section) the Company, each director of the Company, each officer of the Company, each underwriter, broker or other person acting on behalf of such seller, each person who controls any of the foregoing persons within the meaning of the Securities Act and each other seller of Restricted Shares under such registration statement with respect to any statement or omission from such registration statement, any preliminary prospectus or final prospectus contained therein or otherwise filed with the Commission, any amendment or supplement thereto or any document incident to registration or qualification of any Restricted Shares, if such statement or omission was made in reliance upon and in conformity with written information furnished to the Company or such underwriter through an instrument duly executed by such seller specifically for use in connection with the preparation of such registration statement, preliminary prospectus, final prospectus, amendment, supplement or document; provided, however, that the obligation to indemnify will be several, not joint
--------  -------
and several, among such sellers of Restricted Shares, and the maximum amount of liability in respect of such indemnification shall be in proportion to and limited to, in the case of each seller of Restricted Shares, an amount equal to the net proceeds actually received by such seller from the sale of Restricted Shares effected pursuant to such registration.

          (c) The indemnification required by this Section 10 will be made by periodic payments during the course of the investigation or defense, as and when bills are received or expenses incurred, subject to prompt refund in the event any such payments are determined not to have been due and owing hereunder.

          (d) Promptly after receipt by an indemnified party of notice of the commencement of any action involving a claim referred to in the preceding paragraphs of this Section, such indemnified party will, if a claim in respect thereof is made against an indemnifying party, give written notice to the latter of the commencement of such action (it being understood that no delay in delivering or failure to deliver such notice shall relieve the indemnifying persons from any liability or obligation hereunder unless (and then solely to the extent that) the indemnifying person is prejudiced by such delay and/or failure). In case any such action is brought against an indemnified party, the indemnifying party will be entitled to participate in and to assume the defense thereof, jointly with any other indemnifying party similarly notified to the extent that it may wish, with counsel reasonably satisfactory to such indemnified party, and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be responsible for any legal or other expenses subsequently incurred by the latter in connection with the defense thereof; provided, however, that if any indemnified party shall have reasonably concluded
--------  -------
that there may be one or more legal or equitable defenses available to such indemnified party which are additional to or conflict with those available to the indemnifying party, or that such claim or litigation involves or could have an effect upon matters beyond the scope of the indemnity agreement provided in this Section, the indemnifying party shall not have the right to assume the defense of such action on behalf of such indemnified party and such indemnifying party shall reimburse such indemnified party and any person controlling such indemnified party for that portion of the fees and expenses of any counsel retained by the indemnified party which is reasonably related to the matters covered by the indemnity agreement provided in this Section.

          (e) The indemnification provided for under this Agreement will remain in full force and effect regardless of any investigation made by or on behalf of the indemnified party or any officer, director or controlling person of such indemnified party and will survive the transfer of securities.

          (f) If the indemnification provided for in this Section 10 is held by a court of competent jurisdiction to be unavailable to an indemnified party with respect to any loss, claim, damage, liability or action referred to herein, then the indemnifying party, in lieu of indemnifying such indemnified party hereunder, shall contribute to the amounts paid or payable by such indemnified party as a result of such loss, claim, damage, liability or action in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and of the indemnified party on the other in connection with the statements or omissions which resulted in such loss, claim, damage or liability as well as any other relevant equitable considerations. The relative fault of the indemnifying party and of the indemnified party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified party and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company and the sellers of Restricted Shares agree that it would not be just and equitable if contributions pursuant to this paragraph were determined by pro rata allocation or by any other method of allocation which did not take into account the equitable considerations referred to herein. The amount paid or payable to an indemnified party as a result of the losses, claims, damages, liabilities or expenses referred to above shall be deemed to include, subject to the limitation set forth in the fourth paragraph of this Section 10, any legal or other expenses reasonably incurred in connection with investigating or defending the same. Notwithstanding the foregoing, in no event shall the amount contributed by a seller of Restricted Shares exceed the aggregate net offering proceeds received by such seller from the sale of its Restricted Shares.

     Section 11. Underwriting Agreement.
                 ----------------------

          Notwithstanding the provisions of Sections 9 and 10, to the extent that the Company and the holders selling Restricted Shares in a proposed registration shall enter into an underwriting or similar agreement, which agreement contains provisions covering one or more issues addressed in such Sections, the provisions contained in such Sections addressing such issue or issues shall be superseded with respect to such registration by such other agreement.

     Section 12. Information by Holders.
                 ----------------------

          The holders selling Restricted Shares in a proposed registration shall furnish to the Company such written information regarding such holder and the distribution proposed by such holder as the Company may reasonably request in writing and as shall be reasonably required in connection with any registration, qualification or compliance referred to in this Agreement.

     Section 13. Exchange Act Compliance.
                 -----------------------

          The Company shall comply with all of the reporting requirements of the Exchange Act and with all other public information reporting requirements of the Commission which are conditions to the availability of Rule 144 for the sale of the Common Stock. The Company shall cooperate with the Investor in supplying such information as may be necessary for such Investor to complete and file any information reporting forms presently or hereafter required by the Commission as a condition to the availability of Rule 144.

    Section 14.  No Conflict of Rights.
                 ---------------------

          The Company represents and warrants to the Investors that the registration rights granted to the Investors hereby do not conflict with any other registration rights granted by the Company. The Company shall not, after the date hereof, grant any registration rights which conflict with the registration rights granted hereby; provided, however, that such prohibition shall not apply to the assumption by the Company of any registration right obligations of Building One Services Corporation.

    Section 15.  Protective Provisions.
                 ---------------------

          (a) Until the Maturity Date (assuming full payment and performance by the Company of all of its obligations as of such date, if the Company has not fully paid and performed all of its obligations as of such date, it being understood that the Company's obligations under this section shall survive until such obligations have been satisfied), and so long as (X) if the Convertible Preferred Stock has been converted into shares of Common Stock after the receipt by the holders of notice of the Company's intention to redeem the Convertible Preferred Stock pursuant to the Statement of Designations, then for two years from the date of such conversion, provided that, the Investor and its Affiliates hold in the aggregate Common Stock Equivalents representing at least 25% of the Conversion Shares issuable upon conversion of the Convertible Preferred Stock issued on the Closing Date, or (Y) the Investor and its Affiliates hold in the aggregate at least 25% of the shares of Convertible Preferred Stock issued on the Closing Date, the Company shall not, and shall not permit any Subsidiary, without the prior written consent of the Investor, to take any of the following actions; provided, however, that nothing in this Section 15 shall prohibit any
         --------  -------
transaction between or among the Company and one or more wholly-owned Subsidiaries or between or among wholly-owned Subsidiaries:

              (i) merge, consolidate or amalgamate with any person or entity, or sell all or substantially all of the assets of the Company or such Subsidiary (other than in connection with an acquisition or disposition of any business or assets for which the consent of the Investor is not required under clauses (vi) or (vii) below), unless prior to the consummation of such merger, consolidation, amalgamation or sale, the Company has paid the amount provided for in Section 15(c) below;

              (ii) enter into any transaction, including, without limitation, any purchase, sale, lease or exchange of property, the rendering of any service or the payment of any management, advisory or similar fees, with any Affiliate unless such transaction is (i) in the ordinary course of business of the Company and its Subsidiaries, and (ii) upon fair and reasonable terms no less favorable to the Company and its Subsidiaries than they would obtain in a comparable arm's length transaction with a Person which is not an Affiliate;

              (iii)  engage in any business other than the Business;

              (iv) effect, approve or authorize any Liquidation, or any Recapitalization (other than any Liquidation or Recapitalization of any wholly-owned Subsidiary);

              (v) amend, supplement or waive any of the terms or conditions of any agreement between the Company and a shareholder of the Company with respect to the retention by the shareholder of shares of the Company's capital stock unless such amendment waiver or restatement pertains to an agreement with a non-employee of the Company and involves less than 10,000 shares of Common Stock (adjusted for stock splits, stock dividends and similar events after the date hereof);

              (vi) dispose of any business or asset, (whether by merger, consolidation, sale of stock, share exchange or otherwise) in a single transaction or a series of related transactions with an aggregate value in such transaction or series of related transactions (including all assumed debt, all cash payments, and the fair market value of all securities or other property issued as consideration) in excess of 2.5% of the total assets of the Company;

              (vii) acquire any business or assets (whether by merger, consolidation, share exchange or otherwise) in a single transaction or a series of related transactions with an aggregate value in such transaction or series of related transactions (including all assumed debt, all cash payments, and the fair market value of all securities or other property issued as consideration) in excess of 2.0% of total assets of the Company;

              (viii) hire or fire, or amend the employment terms of the Chairman of the Board or the Chief Executive Officer of the Company (or the top two executive officers of the Company, if different), other than amendments to the benefits to which such executives are entitled resulting solely from an amendment to any benefit plan or program in which employees of the Company participate generally;

              (ix) through any transaction or series of related transactions incur or refinance any Indebtedness; except that the Company and any of its Subsidiaries may incur or refinance any (x) Indebtedness under the Credit Agreement so long as at the time such Indebtedness is incurred and after giving effect to the incurrence thereof, the Consolidated Leverage Ratio of the Company is less than 4.0 to 1.0; (y) any other Indebtedness so long as at the time such Indebtedness is incurred and after giving effect to the incurrence thereof, the aggregate outstanding amount of all such Indebtedness shall not exceed 2 1/2% of the total assets of the Company; or
     (z) Indebtedness incurred to repurchase or redeem the Convertible Preferred Stock;

              (x) make any single Capital Expenditure exceeding $10,000,000, or make aggregate Capital Expenditures for the Company and its Subsidiaries in any year exceeding 1.75% of the aggregate consolidated net revenues, as reflected in a budget approved by the Board for such fiscal year;

              (xi) create or acquire any interest in any Subsidiary other than a wholly-owned Subsidiary unless, after giving effect to such acquisition, the Company's aggregate investment in non-wholly owned Subsidiaries does not exceed 1% of the Company's consolidated total assets as of the end of the last fiscal quarter;

              (xii) adopt or amend any Equity-Linked Plan or make any bonus payment to any (i) employee of the Company or (ii) any President of any Subsidiary in excess of $250,000 (except pursuant to the terms of the arrangements in effect on the Closing Date); or

              (xiii) agree or otherwise commit to take any of the actions set forth above.

          (b) Until the Maturity Date (assuming full payment and performance by the Company of all of its obligations as of such date, if the Company has not fully paid and performed all of its obligations as of such date, it being understood that the Company's obligations under this Section shall survive until such obligations have been satisfied) in the event the Convertible Preferred Stock has been converted into shares of Common Stock after the receipt by the holders of notice of the Company's intention to redeem the Convertible Preferred Stock pursuant to the Statement of Designations and two years has elapsed since the date of such conversion, for so long as the Investor and its Affiliates hold in the aggregate at least 10% of the outstanding Common Stock of the Company, the Company shall not, and shall not permit any Subsidiary, without the prior written consent of the Investor to take any of the following actions provided, however, that nothing in this Section 15 shall prohibit any transaction between the Company and one or more wholly owned Subsidiaries between or among wholly owned Subsidiaries:

              (i) merge, consolidate or amalgamate with any person or entity, or sell all or substantially all of the assets of the Company or such Subsidiary (other than in connection with an acquisition or disposition of any business or assets for which the consent of the Investor is not required under clauses 15(a)(vi) or (vii) above, unless prior to the consummation of such merger, consolidation, amalgamation or sale, the Company has paid the amount provided for in Section 15(c) below;

              (ii) enter into any transaction, including, without limitation, any purchase, sale, lease or exchange of property, the rendering of any service or the payment of any management, advisory or similar fees, with any Affiliate unless such transaction is (i) in the ordinary course of business of the Company and its Subsidiaries, and (ii) upon fair and reasonable terms no less favorable to the Company and its Subsidiaries than they would obtain in a comparable arm's length transaction with a Person which is not an Affiliate;

              (iii) effect, approve or authorize any Liquidation (other than a Liquidation or Recapitalization of a wholly-owned Subsidiary);

              (iv) hire or fire, or amend the employment terms of the Chairman of the Board or the Chief Executive Officer of the Company (or the top two executive officers of the Company, if different), other than amendments to the benefits to which such executives are entitled resulting solely from an amendment to any benefit plan or program in which employees of the Company participate generally; or

               (v) agree or otherwise commit to take any of the actions set forth above.

          (c) If the Company requests that the Investor consent to a merger, consolidation or amalgamation described in Section 15(a)(i) or 15(b)(i) (a "Proposed Transaction") and the Investor fails to consent to such Proposed
 --------------------
Transaction within 15 days after delivery of such request, then the Company may consummate the Proposed Transaction without the consent of the Investor, provided the Company purchases from the Investor all of (i) the shares of Convertible Preferred Stock and (ii) the shares of Common Stock of the Company received upon conversion thereof, in each case that are held by the Investor as of the date of the Election Notice (as defined below)((i) and (ii) together the "Retained Shares"), on the terms specified herein. In the event the Company
 ---------------
elects to exercise the right of repurchase set forth herein, it shall deliver written notice to the Investor (an "Election Notice") no less than 20 days prior
                                    ---------------
to the date of consummation of the Proposed Transaction. The purchase price of the Retained Shares shall be a sum (the "Purchase Price") that would provide to
                                         --------------
the Investor a 25% annual rate of return compounded quarterly, on the Original Cost of the shares of Convertible Preferred Stock represented by the Retained Shares, such return to be calculated from the Closing Date through the date of consummation of the Proposed Transaction. The Investor shall and shall cause all of its Affiliates to vote all their shares of capital stock of the Company (or to execute one or more written consents) in favor of any Proposed Transaction as to which it has received an Election Notice. The closing of the purchase of the Retained Shares pursuant to this Section 15(c) shall take place on the date of consummation of the Proposed Transaction at which time the Company shall pay to the Investor the Purchase Price, and the Investor shall deliver or cause to be delivered to the Company certificates representing the Retained Shares.

     Section 16. Standstill.
                 ----------

          Except pursuant to Section 2 hereof, prior to the second anniversary of the Closing Date, the Investor shall not purchase or agree to purchase or otherwise acquire beneficial ownership of additional shares of Common Stock, other than by conversion of the Convertible Preferred Stock in accordance with the terms of the Statement of Designations or by exercise of its warrants to purchase shares of common stock of Building One Services Corporation, if after giving effect to such proposed purchase, the Investor and its Affiliates would own in the aggregate Common Stock Equivalents equal to greater than 30% of the outstanding Voting Stock of the Company on such date.

     Section 17. Voting Agreement.
                 ----------------

          The Investor agrees to vote all shares of capital stock held by the Investor (by proxy or in person) in favor of the slate of directors recommended by the Board to the shareholders at the annual shareholders' meetings of the Company to be held in 2000 and 2001 and to cause all other Affiliates of the Investor to vote their shares of capital stock of the Company in such manner. The Investor and its Affiliates shall not enter into any agreement or arrangement that confers on any Person, other than an Affiliate of the Investor, the right to vote

(or execute written consents with respect to) any shares of Convertible Preferred Stock or Conversion Shares, while such securities are owned by the Investor or its Affiliates.

     Section 18. Miscellaneous.
                 -------------

          (a)  Restrictive Legends.
               -------------------

              (i) Each certificate for Restricted Shares (unless otherwise permitted by the provisions of Section 18(a) (ii)) shall include a legend in substantially the following form:

                    "THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAWS AND MAY NOT BE OFFERED OR SOLD EXCEPT IN COMPLIANCE THEREWITH. THESE SECURITIES ARE SUBJECT TO RESTRICTIONS ON VOTING, TRANSFER AND OTHER MATTERS AS SET FORTH IN THE INVESTOR'S RIGHTS AGREEMENT DATED AS OF ______________, 2000;"

              (ii) Subject to Section 18(a)(iii), any holders of Restricted Shares registered pursuant to the Securities Act and qualified under applicable state securities laws may exchange certificates representing such Restricted Shares on transfer for new certificates that shall not bear the legend set forth in paragraph (i) of this Section 18(a);

              (iii) Compliance with Securities Laws. Upon any proposed transfer
                    -------------------------------
     of Restricted Shares, the Company shall register the transfer of such Restricted Shares on the stock transfer books of the Company if the Company shall have received (A) to the extent required to ensure compliance with the Securities Act, an opinion of counsel reasonably satisfactory to the Company, to the effect that the proposed transfer of Restricted Shares may be effected without registration under the Securities Act, (B) representation letters in form and substance reasonably satisfactory to the Company to ensure compliance with the provisions of the Securities Act and
     (C) the agreement of the transferee to comply with the provisions of
     Section 16 and 17 of this Agreement. Each certificate evidencing Restricted Shares transferred as above provided shall bear the legend set forth in
     Section 18(a)(i), except that such certificate shall not bear such legend if neither such legend nor the restrictions on transfer in Section 18(a) are required in order to ensure compliance with the provisions of the Securities Act.

          (b) Severability. Whenever possible, each provision of this Agreement
              ------------
will be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be invalid, illegal or unenforceable in any respect under any applicable law or rule in any jurisdiction, such invalidity, illegality or unenforceability will not affect any other provision or any other jurisdiction, and such invalid, void or otherwise unenforceable provisions shall be null and void. It is the intent of the parties, however, that any invalid, void or otherwise unenforceable provisions be automatically replaced by other provisions which are as similar as possible in terms to such invalid, void or otherwise unenforceable provisions but are valid and enforceable to the fullest extent permitted by law.

          (c) Entire Agreement. This Agreement, together with the Subscription
              ----------------
Agreement, contains the entire agreement among the parties with respect to the subject matter hereof and supersedes all prior arrangements or understandings with respect hereto.

          (d) Successors and Assigns. This Agreement shall bind and inure to the
              ----------------------
benefit of the Company and the Investor and their respective successors and permitted assigns; provided, however, that each such person or entity shall, as
                   --------  -------
a condition to the effectiveness of such assignment, be required to execute a counterpart to this Agreement whereupon such person or entity shall have the benefits of, and shall be subject to the restrictions contained in, this Agreement with respect to such Restricted Shares, including the provisions of
Section 16 and 17; provided, further, that the Investor shall not be entitled to
                   --------  -------
assign its rights under Sections 2, 3, 4 or 15 without the consent of the Company other than to an Affiliate of the Investor.

          (e) Counterparts. This Agreement may be executed simultaneously in two
              ------------
or more counterparts, any one of which need not contain the signatures of more than one party, but all such counterparts taken together will constitute one and the same agreement. It shall not be necessary in making proof of this Agreement to produce or account for more than one such counterpart. The failure of any Investor to execute this Agreement does not make it invalid as against any other Investor.

          (f) Remedies. The Investor shall have all rights and remedies reserved
              --------
for such Investor pursuant to this Agreement and the Articles of Incorporation and the By-laws of the Company, as amended, and all rights and remedies which such Investor has been granted at any time under any other agreement or contract and all of the rights which such holder has under any law or equity. Any person having any rights under any provision of this Agreement will be entitled to enforce such rights specifically, to recover damages by reason of any breach of any provision of this Agreement and to exercise all other rights granted by law or equity.

              (i) The parties hereto agree that if any parties seek to resolve any dispute arising under this Agreement pursuant to a legal proceeding, the prevailing parties to such proceeding shall be entitled to receive reasonable fees and expenses (including reasonable attorneys' fees and expenses) incurred in connection with such proceedings.

              (ii) It is acknowledged that it will be impossible to measure in money the damages that would be suffered if the parties fail to comply with any of the obligations herein imposed on them and that in the event of any such failure, an aggrieved person will be irreparably damaged and will not have an adequate remedy at law. Any such person shall, therefore, be entitled to injunctive relief, including specific performance, to enforce such obligations, and if any action should be brought in equity to enforce any of the provisions of this Agreement, none of the parties hereto shall raise the defense that there is an adequate remedy at law.

          (g) Notices. All notices, requests, consents and other communications
              -------
hereunder to any party shall be deemed to be sufficient if contained in a written instrument and shall be deemed to have been duly given when delivered in person, by telecopy, by nationally-recognized overnight courier, or by first class registered or certified mail, postage prepaid, addressed to such party at the address set forth below or such other address as may hereafter be designated in writing by the addressee to the addressor:

              (i)   if to the Company, to:

                    Group Maintenance America Corp.
                    8 Greenway Plaza, Suite 1500
                    Houston, Texas 77046
                    Phone: (713) 860-0100
                    Fax: (713) 626-4766
                    Attention: Chief Executive Officer

                    with copies to:

                    Bracewell & Patterson
                    711 Louisiana, Suite 2900
                    Houston, Texas 77002
                    Phone: (713) 223-2900
                    Fax: (713) 221-1212
                    Attention: John L. Bland, Esq.

              (ii)  and, if to the Investor, to:

                    BOSS II, LLC
                    c/o Apollo Management, L.P.
                    1301 Avenue of the Americas, 38th Floor
                    New York, New York 10019
                    Phone: (212) 515-3201
                    Fax: (212) 515-3262
                    Attention: Andrew Africk

                    with copies to:

                    O'Sullivan Graev & Karabell, LLP
                    30 Rockefeller Plaza, 24th Floor
                    New York, New York 10112
                    Phone: (212) 408-2400
                    Fax: (212) 728-5950
                    Attention: John M. Scott, Esq.

All such notices, requests, consents and other communications shall be deemed to have been delivered when received, or if received after the close of business, on the next business day.

          (h) Governing Law; Jurisdiction; Venue; Process. This Agreement shall
              -------------------------------------------
be governed by and construed in accordance with the laws of the State of New York without regard to any choice of law or conflict of law provision or rule that would cause the application of the laws of any jurisdiction other than the State of New York. Any legal action in a proceeding brought in accordance with this Section shall be brought in the courts of the State of New York or of the United States District Court for the Southern District of New York, and by execution and delivery of this Agreement, the parties hereby irrevocably accept for themselves and in respect of their property, generally and unconditionally, the exclusive jurisdiction of the aforesaid courts. The parties hereby irrevocably waive any objection which they may now or hereafter have to laying of venue of any actions or proceedings arising out of or in connection with this Agreement brought in the courts referred to above and hereby further irrevocably waive and agree, not to plead or claim in any such court that any such action or proceeding has been brought in an inconvenient forum. The parties further agree that the mailing by certified or registered mail, return receipt requested, of any process required by any such court shall constitute valid and lawful service of process against them, without necessity for service by any other means provided by statute or rule of court.

          (i)  Further Assurances. Each party hereto shall do and perform or
               ------------------
cause to be done and performed all such further acts and things and shall execute and deliver all such other agreements, certificates, instruments, and documents as any other party hereto reasonably may request in order to carry out the provisions of this Agreement and the consummation of the transactions contemplated hereby.

          (j)  Modifications; Amendments; Waivers. The terms and provisions of
               ----------------------------------
this Agreement may not be modified, amended or waived, except pursuant to a writing signed by the Company and the Investor, provided, however, Sections 10
                                                --------  -------
through 14 may be amended pursuant to a writing signed by the Company and the holders of a majority of the Restricted Shares .

          (k)  Headings. The headings of the various sections of this Agreement
               --------
have been inserted for convenience of reference only and shall not be deemed to be a part of this Agreement.

          (l)  Waiver. No course of dealing between the Company and the Investor
               ------
or any delay in exercising any rights hereunder will operate as a waiver of any rights of any party to this Agreement. The failure of any party to enforce any of the provisions of this Agreement will in no way be construed as a waiver of such provisions and will not affect the right of such party thereafter to enforce each and every provision of this Agreement in accordance with its terms.

          (m)  Mutual Waiver of Jury Trial. BECAUSE DISPUTES ARISING IN
               ---------------------------
CONNECTION WITH COMPLEX FINANCIAL TRANSACTIONS ARE MOST QUICKLY AND ECONOMICALLY RESOLVED BY AN EXPERIENCED AND EXPERT PERSON AND THE PARTIES WISH APPLICABLE STATE AND FEDERAL LAWS TO APPLY (RATHER THAN ARBITRATION RULES), THE PARTIES DESIRE THAT THEIR DISPUTES BE RESOLVED BY A JUDGE APPLYING SUCH APPLICABLE LAWS. THEREFORE, TO ACHIEVE THE BEST COMBINATION OF THE BENEFITS OF THE JUDICIAL SYSTEM AND OF ARBITRATION, THE PARTIES HERETO WAIVE ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, SUIT OR PROCEEDING BROUGHT TO

ENFORCE OR DEFEND ANY RIGHTS OR REMEDIES UNDER THIS AGREEMENT OR ANY DOCUMENTS RELATED HERETO.

          IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the date first written above.

                                        GROUP MAINTENANCE AMERICA CORP.


                                        By:
                                            ------------------------------
                                            Name:
                                            Title:

                                        BOSS II, LLC


                                        By:
                                            ------------------------------
                                            Name:
                                            Title:


                                      -31-